Semiannual Report

U.S.
Treasury
Funds
November 30, 2002

T. Rowe Price(registered trademark) (registered trademark)

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Managers' Report                                          2

Economy and Interest Rates                                          2

Market News                                                         3

Portfolio Strategies                                                3

  U.S. Treasury Money Fund                                          3

  U.S. Treasury Intermediate Fund                                   4

  U.S. Treasury Long-Term Fund                                      5

Outlook                                                             6

Performance Comparison                                              8

Financial Highlights                                               10

Statement of Net Assets                                            13

Statement of Operations                                            21

Statement of Changes in Net Assets                                 22

Notes to Financial Statements                                      25

About the Funds' Directors and Officers                            30

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Highlights
--------------------------------------------------------------------------------

o Longer-term Treasuries performed well, but Treasury bills produced low returns over the past six months.

o The U.S. Treasury Money Fund outperformed its Lipper benchmark in the six-month period ended November 30 due to our focus on Treasury bills with the highest yields.

o The U.S. Treasury Intermediate Fund surpassed its benchmark for the six months because of its duration strategy.

o The U.S. Treasury Long-Term Fund's six-month return exceeded its benchmark because of our emphasis on long-term Treasuries as interest rates plunged.

o Given the current environment, money market returns should remain low, while Treasury bond returns will likely be more moderate.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/02                            6 Months            12 Months
--------------------------------------------------------------------------------

U.S. Treasury Money Fund                              0.63%                1.41%

Lipper U.S. Treasury Money
Market Funds Average                                  0.49                 1.09

U.S. Treasury Intermediate Fund                       6.71                 8.14

Salomon Smith Barney
1-7 Year Treasury Index                               4.52                 6.20

Lipper Intermediate
U.S. Treasury Funds Average                           6.21                10.00

U.S. Treasury Long-Term Fund                          8.47                 8.74

Salomon Smith Barney Treasury Index                   6.58                 7.81

Lipper General
U.S. Treasury Funds Average                           6.97                 7.80
--------------------------------------------------------------------------------

Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.


Price and Yield
--------------------------------------------------------------------------------
                                  U.S.                U.S.                 U.S.
                                  Treasury        Treasury             Treasury
                                  Money       Intermediate            Long-Term
                                  Fund                Fund                 Fund
--------------------------------------------------------------------------------

Periods Ended 11/30/02

Price Per Share             $     1.00          $     5.67           $    12.00
Dividends Per Share
For 6 months                      0.006               0.11                 0.28

For 12 months                     0.013               0.23                 0.57

Dividend Yield (7-Day Simple)*    1.03%               --                   --

30-Day Dividend Yield*            --                  3.67%                4.46%

30-Day Standardized
Yield to Maturity                 --                  2.80                 4.15
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: A money fund's yield more closely reflects its current earnings than the total return.


Portfolio Managers' Report
--------------------------------------------------------------------------------

U.S. Treasury bills produced low returns in the six-month period ended November 30, 2002, although longer-term Treasuries performed well. Interest rates fell to historic lows in early October before rebounding slightly. Other factors supporting the rally in longer-term government bonds included a faltering economic recovery, corporate accounting scandals, severe declines in stock prices, fear of war with Iraq, and greater investor demand for the relative safety of fixed-income securities.


ECONOMY AND INTEREST RATES

Interest Rate Levels
--------------------------------------------------------------------------------
                                  10-Year           5-Year               90-Day
                                  Treasury        Treasury             Treasury
                                  Note                Note                 Bill
--------------------------------------------------------------------------------

11/30/01                          4.75                4.06                 1.72
                                  5.05                 4.3                 1.72
                                  5.03                4.37                 1.75
2/28/02                           4.88                4.19                 1.75
                                  5.4                 4.84                 1.78
                                  5.09                4.41                 1.76
5/31/02                           5.04                4.35                 1.72
                                  4.8                 4.03                 1.68
                                  4.46                3.45                 1.69
8/31/02                           4.14                3.22                 1.67
                                  3.59                2.56                 1.55
                                  3.89                2.73                 1.45
11/30/02                          4.21                3.27                 1.21
--------------------------------------------------------------------------------

     Six months ago, the consumer-driven U.S. economy-supported by tax cuts, zero-percent auto financing, and vigorous mortgage refinancing activity-seemed to be recovering from the 2001 recession. In fact, the nation's GDP expanded at an annualized rate of 5% in the first quarter, which exerted some upward pressure on Treasury yields at the beginning of the year and boosted expectations that the Federal Reserve would soon be raising short-term interest rates.

     However, business investment paused during the summer as corporate accounting scandals, lackluster earnings growth, falling stock prices, and an unfriendly corporate financing environment undermined business confidence. Growing fears of a military conflict with Iraq contributed to the economic and stock market uncertainty. As a result, investors increasingly sought the relative safety of fixed-income securities, pushing government bond prices higher and interest rates to new lows by early October.

     Although longer-term rates rebounded slightly in the last two months of our reporting period, as shown in the graph above, the Federal Reserve reduced the fed funds target rate from 1.75%-where it had been since December 2001-to 1.25% on November 6. The Fed took this action, according to its post-meeting press release, "to help the economy work its way through this current soft spot."


MARKET NEWS

     The federal government reported a $159 billion budget deficit for fiscal year 2002-a stark contrast to the $127 billion surplus in the previous fiscal year. The main reasons for the deficit were increased defense and homeland security spending and lower tax collections stemming from economic weakness. A deficit of $145 billion is projected for fiscal year 2003.

     To meet the government's spending needs, the Treasury has increased its issuance of short-term securities. With interest rates at or near 40-year lows, interest costs are substantially lower than they were when the federal government posted deficits from the late 1970s through the mid-1990s.


PORTFOLIO STRATEGIES

U.S. Treasury Money Fund

     Reflecting the ultra-low level of money market rates (which closely track the fed funds rate), your fund returned 0.63% and 1.41% in the 6- and 12-month periods ended November 30, 2002, respectively. Focusing on Treasury bills with the highest yields available helped us outperform our Lipper benchmark in both periods, as shown in the table on page 1.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      5/31/02             11/30/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                         66                   70

Weighted Average
Quality*                                        First Tier           First Tier
--------------------------------------------------------------------------------

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
--------------------------------------------------------------------------------

     Although the fund's recent returns have been very low, the fund has strongly outperformed many of its competitors. In fact, Lipper ranked the fund in the top 7% of the Lipper U.S. Treasury money market funds universe for the one-year period ended November 30, 2002. Lipper also placed the fund in the top 14%, 17%, and 32% of the category for the 3-, 5-, and 10-year periods ended November 30, 2002, respectively.


     (Based on total return, Lipper ranked the U.S. Treasury Money Fund 6 out of 96, 11 out of 82, 12 out of 71, and 14 out of 45 funds for the 1-, 3-, 5-, and 10-year periods ended November 30, 2002, respectively. Past performance cannot guarantee future results.)

     In the last six months, we kept the portfolio's weighted average maturity neutral relative to the average U.S. Treasury money market fund because of economic, stock market, and geopolitical uncertainties. Specifically, our objective was to keep the average maturity no more than five days longer and no less than five days shorter than that of our typical competitor. At the end of November, the average maturity was 70 days versus 66 days at the end of May.

     There was little difference between short-term and long-term money market yields during most of the period, but at times, very short rates were higher than six-month and one-year rates. In this environment, we opted to concentrate our investments in three-month T-bills (a "bullet" portfolio structure), rather than emphasize one-month and one-year Treasuries (a "barbell").


     U.S. Treasury Intermediate Fund

     Your fund produced strong returns of 6.71% and 8.14% for the 6- and 12-month periods ended November 30, respectively. The fund surpassed its Lipper benchmark (which is dominated by inflation-indexed funds) in the last six months, as shown in the table on page 1, because our longer-than-average duration (a measure of interest rate sensitivity) enabled us to benefit from appreciation of our holdings as rates declined. However, the fund lagged the Lipper average for the one-year period because of the strong performance of inflation-indexed bond funds, which are included in our Lipper category. Relative results versus the Salomon Smith Barney 1-7 Year Treasury Index were superior in both the 6- and 12-month periods, though we should note that the average maturity of this index is somewhat shorter than our fund, and as a result it is not truly representative of how we structure and manage the portfolio.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      5/31/02             11/30/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       5.9                  5.8

Weighted Average
Effective Duration (years)                             4.8                  4.3

Weighted Average Quality*                              AAA                  AAA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     Given the mixed signals on the health of the economy, we adopted a more cautious posture in the last six months. As interest rates declined and the yield curve steepened (i.e., short-term rates fell more than long-term rates), we gradually shortened the portfolio's duration. If rates continue to fall-which seems unlikely-this could limit our potential for additional gains. However, as the economy perks up and rates rise, this defensive tactic should help limit our losses.

     Ginnie Mae mortgage-backed securities (12% of fund assets at the end of November) remained an important component in the portfolio since our last report to you, though we did trim our positions slightly in the third quarter as tumbling rates led to another spike in prepayments. Despite record refinancing activity, Ginnie Maes-thanks in part to their yield advantage-slightly outperformed Treasuries with comparable maturities in the last six months and contributed to the fund's favorable performance.

     Another favorable factor, albeit a small one, was our small position in Treasury inflation-protected securities (TIPS). TIPS are great for bond portfolio diversification because, unlike conventional bonds, they respond positively to inflation. Although yields offered by TIPS are slightly lower than those of traditional Treasuries, the values of TIPS are adjusted for inflation (the consumer price index rose 2.1% for the 12 months ended October 31), which boosted their returns.

     U.S. Treasury Long-Term Fund

     Your fund produced a strong return of 8.47% in the six-month period ended November 30. The fund's 8.74% 12-month return was similar because performance in the first half of the one-year period was flat due to falling Treasury bond prices (yields rise in response to falling prices) in the early months of 2002. Nevertheless, the fund surpassed its benchmarks in both periods, as shown in the table on page 1. Prices of Treasury bonds with very long maturities surged as long-term interest rates plunged to historic lows by early October, so our emphasis on long-term Treasuries-which outperformed shorter-term government bonds-gave us an advantage.

     Given the dramatic drop in rates over the last six months and the mixed economic picture, we trimmed the portfolio's duration, a measure of its interest rate sensitivity, from 9.3 to 9.1 years. This should help limit our losses if rates rise sharply in response to a more vigorous economic recovery. However, the duration remains somewhat longer than that of the peer group average, so the fund's net asset value will be volatile when rates fluctuate.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                      5/31/02             11/30/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       5.9                  5.8

Weighted Average
Effective Duration (years)                             4.8                  4.3

Weighted Average Quality*                              AAA                  AAA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     We continued to diversify the portfolio by investing in mortgage-backed securities. Ginnie Maes represented 14% of assets at the end of November, near our 15% maximum allowed allocation, and little changed from 15% at the end of May. Record mortgage prepayment activity amid plunging interest rates hampered the performance of mortgages in the third quarter, but their six-month performance was favorable, partially because of their yield advantage over Treasuries. In a rising interest rate environment, mortgages are likely to outperform Treasuries as refinancing activity dwindles, which makes them an excellent tool for diversifying this rate-sensitive portfolio.


OUTLOOK

     Although the economy appears to have stalled in the last few months, cyclical imbalances have been corrected and corporate earnings have been improving. Nonetheless, the effects of weak labor markets are feeding through to consumers, who have remained resilient so far. Inflation remains in check, and the Federal Reserve is likely to keep short-term interest rates low until concrete signs of a sustained recovery emerge. We expect intermediate- and long-term rates to stay near current levels before rising modestly in the first half of 2003 as the recovery gains traction. Given the low rate environment, money market returns are expected to remain low, while Treasury bond returns are likely to be more moderate going forward.


     Respectfully submitted,


     James M. McDonald
     Chairman of the Investment Advisory Committee
     U.S. Treasury Money Fund


     Cheryl A. Mickel
     Chairman of the Investment Advisory Committee
     U.S. Treasury Intermediate Fund


     Jerome A. Clark
     Chairman of the Investment Advisory Committee
     U.S. Treasury Long-Term Fund


     December 18, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

--------------------------------------------------------------------------------
U.S. TREASURY MONEY FUND As of 11/30/02
--------------------------------------------------------------------------------

                                                    Lipper
                                                      U.S.
                                                    Market
                                                  Treasury                 U.S.
                                                     Money             Treasury
                                                     Funds                Money
                                                   Average                 Fund
                                                   $14,824              $14,911
--------------------------------------------------------------------------------

11/30/92                                            10.000               10.000
11/30/93                                            10.260               10.253
11/30/94                                            10.603               10.594
11/30/95                                            11.158               11.148
11/30/96                                            11.690               11.684
11/30/97                                            12.253               12.248
11/30/98                                            12.839               12.841
11/30/99                                            13.383               13.388
11/30/00                                            14.107               14.120
11/30/01                                            14.646               14.703
11/30/02                                            14.824               14.911
--------------------------------------------------------------------------------

U.S. TREASURY INTERMEDIATE FUND As of 11/30/02
--------------------------------------------------------------------------------

                                                   Salomon
                                                     Smith                 U.S.
                                                    Barney             Treasury
                                                  1-7 Year         Intermediate
                                                  Treasury                 Fund
                                                   $19,063              $19,338
--------------------------------------------------------------------------------

11/30/92                                            10.000               10.000
11/30/93                                            10.840               10.929
11/30/94                                            10.727               10.698
11/30/95                                            12.072               12.284
11/30/96                                            12.863               12.817
11/30/97                                            13.651               13.605
11/30/98                                            14.816               15.086
11/30/99                                            15.095               14.767
11/30/00                                            16.267               16.094
11/30/01                                            17.951               17.883
11/30/02                                            19.063               19.338
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Funds Performance Comparison
--------------------------------------------------------------------------------

U.S. TREASURY LONG-TERM FUND As of 11/30/02
--------------------------------------------------------------------------------

                                                   Salomon
                                                     Smith                 U.S.
                                                    Barney             Treasury
                                                  Treasury            Long-Term
                                                     Index                 Fund
                                                   $20,500              $22,038
--------------------------------------------------------------------------------

11/30/92                                            10.000               10.000
11/30/93                                            11.206               11.474
11/30/94                                            10.804               10.714
11/30/95                                            12.690               13.572
11/30/96                                            13.354               13.973
11/30/97                                            14.337               15.378
11/30/98                                            15.910               17.658
11/30/99                                            15.651               16.335
11/30/00                                            17.316               18.716
11/30/01                                            19.016               20.268
11/30/02                                            20.500               22.038
--------------------------------------------------------------------------------

Average Annual Compound Total Return

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

--------------------------------------------------------------------------------
Periods Ended
11/30/02              1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------

U.S. Treasury
Money Fund              1.41%            3.66%            4.01%            4.08%

U.S. Treasury
Intermediate Fund       8.14             9.41             7.29             6.82

U.S. Treasury
Long-Term Fund          8.74            10.50             7.46             8.22
--------------------------------------------------------------------------------
Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of fund shares.
--------------------------------------------------------------------------------


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

x              6 Months   Year       x          x          x          x
x              Ended      Ended      x          x          x          x
x              11/30/02   5/31/02    5/31/01    5/31/00    5/31/99    5/31/98

NET ASSET VALUE

Beginning
of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment
activities
Net investment
  income (loss)   0.006      0.023      0.053   0 .046        0.044      0.048

Distributions
  Net
  investment
  income         (0.006)    (0.023)    (0.053)    (0.046)    (0.044)    (0.048)

NET ASSET VALUE

End of period  $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      0.63%      2.37%      5.44%      4.75%      4.46%      4.91%

Ratio of total
expenses to
average net
assets             0.49%!     0.49%      0.49       0.48%      0.51%      0.51%

Ratio of net
investment
income (loss)
to average
net assets         1.25%!     2.32%      5.31%      4.66%      4.37%      4.82%

Net assets,
end of period
(in thousands) $1,081,509   $970,327   $956,125   $927,410   $889,945   $846,586


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Intermediate Fund Unaudited
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               11/30/02   5/31/02    5/31/01    5/31/00    5/31/99    5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $   5.42   $   5.26   $   4.96   $   5.19   $   5.30   $   5.12

Investment activities

  Net investment
  income (loss)    0.11       0.25       0.28       0.28       0.27       0.30

  Net realized and
  unrealized
  gain (loss)      0.25       0.16       0.30      (0.18)     (0.04)      0.18

  Total from
  investment
  activities       0.36       0.41       0.58       0.10       0.23       0.48

Distributions

  Net investment
  income          (0.11)     (0.25)     (0.28)     (0.28)     (0.27)     (0.30)

  Net realized
  gain             --         --         --        (0.05)     (0.07)      --

  Total
  distributions   (0.11)     (0.25)     (0.28)     (0.33)     (0.34)     (0.30)

NET ASSET VALUE
End of period  $   5.67   $   5.42   $   5.26   $   4.96   $   5.19   $   5.30
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      6.71%      7.92%     11.85%      1.97%      4.28%      9.58%

Ratio of total
expenses to
average net
assets             0.62%!     0.64%      0.65%      0.64%      0.62%      0.61%

Ratio of net
investment income
(loss) to average
net assets         3.95%!     4.60%      5.35%      5.49%      5.02%      5.72%

Portfolio
turnover rate    108.8%!    104.4%     108.0%      48.5%      61.2%     112.8%

Net assets, end
of period
(in thousands) $382,452 $279,999     $242,925   $230,350   $255,987   $203,027


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund Unaudited
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               11/30/02   5/31/02    5/31/01    5/31/00    5/31/99    5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period      $  11.32   $  11.09   $  10.58   $  11.07   $  11.39   $  10.17

Investment activities

  Net investment
  income (loss)    0.28       0.59       0.61       0.62       0.62       0.63

  Net realized and
  unrealized
  gain (loss)      0.68       0.23       0.51      (0.38)     (0.25)      1.22

  Total from
  investment
  activities       0.96       0.82       1.12       0.24       0.37       1.85

Distributions

  Net
  investment      (0.28)     (0.59)     (0.61)     (0.62)     (0.62)     (0.63)

  Net realized
  gain             --         --         --        (0.11)     (0.07)      --

  Total
  distributions   (0.28)     (0.59)     (0.61)     (0.73)     (0.69)     (0.63)

NET ASSET VALUE

End of
period         $  12.00   $  11.32   $  11.09   $  10.58   $  11.07   $  11.39
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      8.47%      7.49%     10.74%      2.43%      3.06%     18.58%

Ratio of total
expenses to
average net
assets             0.66%!     0.66%      0.63%      0.64%      0.66%      0.67%

Ratio of net
investment
income (loss)
to average
net assets         4.62%!     5.13%      5.51%      5.89%      5.30%      5.71%

Portfolio
turnover rate     72.1%!     48.5%      31.3%      21.7%      74.1%      80.8%

Net assets,
end of period
(in thousands) $290,615   $288,310   $303,795   $299,840   $333,535   $275,850


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2002


Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                In thousands

U.S. GOVERNMENT OBLIGATIONS 99.5%

U.S. Treasury Bills
  1.14%, 12/12/02                          $         8,921      $         8,918

  1.17%, 12/5/02                                       957                  957


  1.18%, 1/2/03                                      5,888                5,882

  1.188%, 1/30/03                                   25,000               24,950

  1.19%, 12/12/02                                      748                  748

  1.195%, 12/5/02 - 2/13/03                         35,000               34,937

  1.198%, 12/19/02                                  30,000               29,982

  1.23%, 12/26/02                                   70,000               69,940

  1.235%, 5/22/03                                   20,000               19,882

  1.25%, 5/22/03                                    25,000               24,851

  1.39%, 4/24/03                                    25,000               24,861

  1.40%, 2/27/03                                    20,000               19,931

  1.405%, 12/5/02                                   25,000               24,996

  1.44%, 4/10/03                                    25,000               24,870

  1.473%, 1/30/03                                   25,000               24,939

  1.53%, 1/23/03                                    25,000               24,944

  1.545%, 1/2/03                                    25,000               24,966

  1.568%, 3/6/03                                    25,000               24,897

  1.585%, 2/13/03                                   20,000               19,935

  1.60%, 2/20/03                                    20,000               19,928

  1.605%, 12/26/02 - 2/27/03                        60,000               59,835

  1.615%, 2/6/03                                    20,000               19,940

  1.618%, 12/12/02 - 1/16/03                        75,000               74,924

  1.633%, 1/16/03                                   25,000               24,948

  1.635%, 2/6/03                                    25,000               24,924

  1.64%, 12/19/02                                   25,000               24,979

  1.645%, 2/20/03                                   10,000                9,963

  1.655%, 1/23 - 3/6/03                            100,000               99,708

  1.663%, 12/19/02                                  25,000               24,979

  1.665%, 2/13/03                                   10,000                9,966

  1.668%, 2/6/03                                    10,000                9,969

  1.685%, 12/26/02                                   5,000                4,994

  1.703%, 12/26/02                                  15,000               14,982

  1.765%, 12/12 - 12/19/02                          15,000               14,990

  1.77%, 12/26/02                                   20,000               19,975

  1.775%, 12/12 - 12/26/02                 $        20,000      $        19,982

  1.79%, 12/19/02                                   20,000               19,982

  1.86%, 12/5/02                                    20,000               19,996

U.S. Treasury Notes

  2.75%, 9/30/03                                    15,000               15,174

  3.875%, 7/31/03                                   30,000               30,432

  5.25%, 8/15/03                                    20,000               20,535

  5.50%, 1/31/03                                    40,000               40,239

  6.25%, 2/15/03                                    15,000               15,146

Total U.S. Government
Obligations (Cost $1,075,876)                                         1,075,876

Total Investments in Securities
99.5% of Net Assets (Cost $1,075,876)                           $     1,075,876

Other Assets Less Liabilities                                             5,633

NET ASSETS                                                      $     1,081,509
                                                                ---------------

Net Assets Consist of:
Undistributed net investment income (loss)                      $            82

Undistributed net realized gain (loss)                                      147

Paid-in-capital applicable to
1,081,221,413 shares of $0.01
par value capital stock
outstanding; 2,000,000,000
 shares of the Corporation
authorized                                                            1,081,280

NET ASSETS                                                      $     1,081,509
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         1.00
                                                                ---------------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                                  November 30, 2002


Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                In thousands


U.S. GOVERNMENT OBLIGATIONS 86.3%

U.S. Treasury Obligations 86.3% U.S. Treasury Bonds
  9.375%, 2/15/06                          $         5,000      $         6,024

  13.875%, 5/15/11                                   7,000                9,520

U.S. Treasury Inflation-Indexed Notes, 3.875%, 1/15/09 5,435 5,900
U.S. Treasury Notes
  4.375%, 8/15/12                                    6,000                6,077

  4.75%, 11/15/08                                    1,000                1,062

  4.875%, 2/15/12                                   22,350               23,523

  5.00%, 2/15/11                                    19,000               20,225

  5.50%, 2/15/08                                    34,650               38,181

  5.625%, 5/15/08                                   30,450               33,732

  6.00%, 8/15/09                                    42,600               48,121

  6.125%, 8/15/07                                   12,275               13,818

  6.50%, 10/15/06 - 2/15/10                         54,100               62,263

  6.625%, 5/15/07                                   26,500               30,330

  7.00%, 7/15/06 **                                 14,000               15,984
 Stripped Interest

  Zero Coupon, 8/15/10                              11,400                8,257

  Zero Coupon, 11/15/11                              7,900                6,969

Total U.S. Government
Obligations (Cost $315,673)                                             329,986



U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 12.3%

U.S. Government Guaranteed Obligations 12.3% Government National Mortgage Assn.

I
  6.50%, 2/15/29 - 1/15/32                           4,278                4,470

  7.00%, 7/15 - 9/15/16                                346                  370

  7.50%, 2/15/16 - 11/15/17                            367                  398

  8.00%, 2/15/08 - 10/15/25                            844                  921

  8.50%, 8/15/04 - 4/15/23                             322                  349

  9.00%, 12/15/19 - 11/15/25                            23                   26

  9.50%, 12/15/24 - 5/15/25                            271                  298

  10.00%, 8/15/19                                       43                   48

  11.00%, 12/15/09 - 12/15/19                          278                  314

  11.50%, 3/15/10 - 2/15/18                $           550      $           622

  12.50%, 10/15/13 - 3/15/15                            65                   75

II

  9.00%, 2/20/27                                        26                   28

  9.50%, 1/20/25                                        16                   17

  10.50%, 1/20/16 - 6/20/19                            169                  189

CMO

  6.00%, 2/20/28                                     1,425                1,482

  6.50%, 10/16/27 - 10/16/28                         4,140                4,304

GPM, I, 11.00%, 9/15/10                                  9                   10

Midget, I

  6.00%, 12/15/08 - 10/15/17                        10,057               10,558

  6.50%, 6/15/08 - 6/15/09                              55                   58

  7.00%, 3/15 - 12/15/13                             1,407                1,513

  7.50%, 10/15/07 - 12/15/10                           440                  474

  9.00%, 11/15/03 - 10/15/05                            93                   95

  9.50%, 8/15/03 - 12/15/05                             12                   13

  10.00%, 5/15/04 - 9/15/05                             28                   29

  10.50%, 7/15/03 - 9/15/04                              2                    2

TBA

  5.50%, 1/1/17                                      7,400                7,645

  6.00%, 1/1/32                                     11,000               11,237

  6.50%, 1/1/32                                      1,490                1,547

Total U.S. Government Mortgage-Backed
Securities (Cost $46,281)                                                47,092


Money Market Funds  5.8%

T. Rowe Price Government
 Reserve Investment Fund,
1.30% #                                             22,247               22,247

Total Money Market Funds (Cost $22,247)                                  22,247

Total Investments in Securities
104.4% of Net Assets (Cost  $384,201)                          $        399,325


Futures Contracts
                                     Contract       Unrealized
                  Expiration            Value      Gain (Loss)
                 -----------       -------------   -----------
                                           In thousands


Short, 150 U.S.
Treasury 5 year
contracts; $212,000
of U.S. Treasury
Notes pledged as
initial margin          3/03      $   (16,568)     $        52

Short, 150 U.S.
Treasury  10 year
contracts; $338,000
of U.S. Treasury Notes
pledged  as
initial margin          3/03          (16,666)             144

Net payments (receipts)
of  variation
margin to date                                                             (287)

Variation margin
receivable  (payable)
on open futures
contracts                                                                   (91)

Other Assets
Less Liabilities                                                        (16,782)

NET ASSETS                                                          $   382,452
                                                                    -----------

Net Assets Consist of:
Undistributed net
investment
income (loss)                                                       $      (816)

Undistributed net
realized
gain (loss)                                                               5,373

Net unrealized
gain (loss)                                                              15,320

Paid-in-capital applicable
 to 67,423,849 shares of $0.01
 par value capital stock
outstanding; 2,000,000,000
 shares of the Corporation
 authorized                                          362,575

NET ASSETS                                  $        382,452

NET ASSET VALUE PER SHARE                   $        5.67

#    Seven-day yield
** All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2002
CMO  Collateralized Mortgage Obligation
GPM  Graduated Payment Mortgage
TBA  To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 2002

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands

U.S. GOVERNMENT OBLIGATIONS 85.8%

U.S. Treasury Obligations 85.8%

U.S. Treasury Bonds
  6.00%, 2/15/26                           $         4,500      $         4,964

  6.125%, 11/15/27                                   5,000                5,623

  6.25%, 8/15/23                                    18,500               20,898

  7.125%, 2/15/23                                   35,000               43,401

  7.625%, 2/15/25                                   22,775               29,985

  7.875%, 2/15/21                                    2,500                3,307

  8.75%, 5/15/17                                    13,000               18,175

  8.875%, 2/15/19 **                                43,900               62,627

U.S. Treasury Notes

  5.00%, 8/15/11                                    15,000               15,937

  5.50%, 2/15/08                                    14,500               15,978

 Stripped Interest

  Zero Coupon, 5/15/16                              57,000               28,321

Total U.S. Government Obligations
(Cost $226,388)                                                         249,216


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 14.3%

U.S. Government Guaranteed Obligations 14.3%

Government National Mortgage Assn.

 I

  6.50%, 8/15/28 - 1/15/32                           2,117                2,211

  8.00%, 2/15/04 - 3/15/17                             266                  286

  8.50%, 12/15/05 - 2/15/27                          1,220                1,325



  9.00%, 11/15/04 - 8/15/25                          2,085                2,314

  10.00%, 12/15/17 - 7/15/22                           279                  313

  10.50%, 5/15/15 - 7/15/19                             74                   83

  11.50%, 10/15/10 - 8/15/15                            41                   47

 II


  7.00%, 11/20/23 - 1/20/24                             13                   14

  8.50%, 10/20/24                                       93                  101

 CMO, I

  6.50%, 10/16/28                                    1,475                1,536

  7.00%, 5/16/24                                     2,000                2,047

  Interest Only, 6/16/23 +                              53                    3

 CMO, II

  6.00%, 2/20/28                           $         1,450      $         1,507

  6.35%, 1/20/28                                     5,000                5,230

  6.50%, 5/20/28                                     5,507                5,726

 Midget, I

  6.00%, 11/15/12 - 10/15/17                         7,854                8,266

  6.50%, 7/15/09                                     1,467                1,562

 TBA, I

  5.50%, 1/15/17                                     3,000                3,099

  7.00%, 12/15/32                                       33                   35

  TBA, II, 6.00%, 1/20/32                            5,700                5,823


Total U.S. Government Mortgage-Backed
Securities (Cost $40,051)                                                41,528


MONEY MARKET FUNDS  2.1%

T. Rowe Price Government Reserve
Investment Fund, 1.30% #                             6,251                6,251

Total Money Market Funds (Cost $6,251)                                    6,251


Total Investments in Securities
102.2% of Net Assets (Cost                 $       272,690)     $       296,995


Futures Contracts
                                     Contract       Unrealized
                  Expiration            Value      Gain (Loss)
                                  -----------      -----------      -----------
In thousands

Short, 125 U.S.
Treasury 10 year
contracts, $226,000
of U.S. Treasury
Bonds pledged as
initial margin          3/03      $   (13,889)     $       120

Short, 100 U.S.
Treasury 30 year
contracts, $259,000
of U.S. Treasury
Bonds pledged as
initial margin          3/03          (10,794)             129

Net payments
(receipts)
of variation
margin
to date                                                                    (337)

Variation margin
receivable
(payable) on open

futures contracts                                                           (88)


Other Assets LessLiabilities                                             (6,292)


NET ASSETS                                                          $   290,615
                                                                    -----------

Net Assets Consist of:
Undistributed net
investment income
(loss)                                                              $       (49)

Undistributed net
realized gain
(loss)                                                                    1,589

Net unrealized
gain (loss)                                                              24,554
Paid-in-capital
applicable
to 24,223,586
shares of $0.01
par value capital
stock outstanding;
2,000,000,000 shares
of the Corporation
authorized                                                              264,521

NET ASSETS                                                          $   290,615
                                                                    -----------

NET ASSET VALUE
PER SHARE                                                           $     12.00
                                                                    -----------

--------------------------------------------------------------------------------

#    Seven-day yield
+ Interest Only security for which the fund receives interest on notional principal (par)
** All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2002
CMO  Collateralized Mortgage Obligation
TBA  To Be Announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                   Money      Intermediate            Long-Term
                                    Fund              Fund                 Fund
                                6 Months          6 Months             6 Months
                                   Ended             Ended                Ended
                                11/30/02          11/30/02             11/30/02
--------------------------------------------------------------------------------

Investment Income (Loss)
Interest income                   $9,051   $         7,917      $         7,852

Expenses

  Investment management                1,668            643                 553

  Shareholder servicing                729              338                 348

  Custody and accounting                57               57                  51

  Prospectus and shareholder reports    46                8                   9

  Registration                          27               13                  12

  Legal and audit                        7                7                   7

  Directors                              6                3                   3

  Miscellaneous                          3                2                   1

  Total expenses                       2,543          1,071                 984

  Expenses paid indirectly             --              --                    (1)

  Net expenses                         2,543          1,071                 983

Net investment income (loss)      6,508              6,846                6,869

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                             6            5,296               4,301

  Futures                              --               639              (1,721)

  Net realized gain (loss)               6            5,935               2,580

Change in net unrealized gain (loss)

  Securities                           --             7,685              13,452

  Futures                              --               178                 778

  Change in net unrealized
  gain (loss)                          --             7,863              14,230

Net realized and unrealized
gain (loss)                         6               13,798               16,810


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS   $         6,514   $        20,644      $        23,679
                         -------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                  11/30/02              5/31/02

--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $         6,508      $        22,950

  Net realized gain (loss)                               6                    8

  Increase (decrease) in net
  assets from operations                             6,514               22,958

Distributions to shareholders

  Net investment income                             (6,508)             (22,950)

Capital share transactions *

  Shares sold                                      671,094            1,209,270

  Distributions reinvested                           6,088               22,213

  Shares redeemed                                 (566,006)          (1,217,289)

  Increase (decrease) in net
  assets from capital
  share transactions                               111,176               14,194

Net Assets

Increase (decrease) during period                  111,182               14,202

Beginning of period                                970,327              956,125

End of period                              $     1,081,509      $       970,327
                                           ---------------      ---------------

*Share information

  Shares sold                                      671,094            1,209,270
  Distributions reinvested                           6,088               22,214

  Shares redeemed                                 (566,006)          (1,217,289)

  Increase (decrease) in shares outstanding        111,176               14,195

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets

In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                  11/30/02              5/31/02
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)             $         6,846      $        12,465

  Net realized gain (loss)                           5,935                5,227

  Change in net unrealized gain (loss)               7,863                1,522

  Increase (decrease) in net
  assets from operations                            20,644               19,214

Distributions to shareholders

  Net investment income                             (6,874)             (12,492)

Capital share transactions *

  Shares sold                                      160,293              128,535

  Distributions reinvested                           6,219               11,285

  Shares redeemed                                  (77,829)            (109,468)

  Increase (decrease) in net assets from capital

  share transactions                                88,683               30,352

Net Assets

Increase (decrease)
during period                                      102,453               37,074

Beginning of period                                279,999              242,925

End of period                              $       382,452      $       279,999
                                           ---------------      ---------------

*Share information

  Shares sold                                       28,338               23,660

  Distributions reinvested                           1,096                2,086

  Shares redeemed                                  (13,713)             (20,256)

  Increase (decrease)
  in shares outstanding                             15,721                5,490
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                  11/30/02              5/31/02

Increase (Decrease) in Net Assets

Operations
  Net investment
  income (loss)                            $         6,869      $        15,905

  Net realized
  gain (loss)                                        2,580                  102

  Change in net unrealized
  gain (loss)                                       14,230                5,879

  Increase (decrease) in net
  assets from operations                            23,679               21,886

Distributions to shareholders
  Net investment income                             (6,898)             (16,039)

Capital share transactions *
  Shares sold                                       83,816               67,790

  Distributions reinvested                           6,463               15,318

  Shares redeemed                                 (104,755)            (104,440)

  Increase (decrease) in net
  assets from capital
  share transactions                               (14,476)             (21,332)

Net Assets

Increase (decrease)
during period                                        2,305              (15,485)

Beginning of period                                288,310              303,795

End of period                              $       290,615      $       288,310
                                           ---------------      ---------------

*Share information
  Shares sold                                        6,989                5,937

  Distributions reinvested                             540                1,336

  Shares redeemed                                   (8,781)              (9,185)

  Increase (decrease)
  in shares outstanding                             (1,252)              (1,912)

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------


T. Rowe Price U.S. Treasury Funds Unaudited November 30, 2002
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The U.S. Treasury Money Fund (the Money Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund, and the U.S. Treasury Long-Term Fund (the Long-Term Fund) are three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the six months ended November 30, 2002, credits totaled $1,000 for the Long-Term Fund.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended November 30, 2002, the Intermediate and Long-Term Funds were party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the six months ended November 30, 2002, were as follows:

--------------------------------------------------------------------------------

                                           Intermediate Fund     Long-Term Fund
--------------------------------------------------------------------------------

U.S. government securities

  Purchases                                $   272,260,000      $   104,398,000

  Sales                                        182,512,000          119,585,000

--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2002.

     For tax purposes, each fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. Consequently, realized losses in the amount of $545,000 for the Intermediate Fund and $1,684,000 for the Long-Term Fund that were recognized for financial reporting purposes in the year ended May 31, 2002 were recognized for tax purposes on June 1, 2002. Further, each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2002, the funds' most recent tax year-end, the Long-Term Fund had $151,000 of unused capital loss carryforwards, all of which expire in 2009.

     At November 30, 2002, the cost of investments for federal income tax purposes was $1,075,876,000 for the Money Fund, $384,201,000 for the Intermediate Fund, and $272,690,000 for the Long-Term Fund. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term funds, net unrealized gain (loss) was as follows:

--------------------------------------------------------------------------------

                                           Intermediate Fund     Long-Term Fund
--------------------------------------------------------------------------------

Unrealized appreciation                    $    15,720,000      $    24,697,000

Unrealized depreciation                           (400,000)            (143,000)

Net unrealized appreciation
(depreciation)                                  15,320,000           24,554,000
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee for the Money Fund consists of the fund's pro-rata share of a group fee. For the Intermediate and Long-Term Funds, the fee consists of an individual fund fee, equal to 0.05% of the fund's average daily net assets, and a pro-rata share of the group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At November 30, 2002, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $283,000, $118,000, and $92,000 respectively, for the Money, Intermediate, and Long-Term Funds.

     In addition, each fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. Expenses incurred pursuant to these service agreements totaled $541,000 for the Money Fund, $290,000 for the Intermediate Fund, and $155,000 for the Long-Term Fund, for the six months ended November 30, 2002, of which $72,000, $51,000, and $31,000, respectively, were payable at period-end.

     The Long-Term Fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2002, the Long-Term Fund was allocated $180,000 of Spectrum Funds' expenses, of which $119,000 related to services provided by Price and $5,000 was payable at period-end. At November 30, 2002, approximately 40.6% of the outstanding shares of the Long-Term Fund were held by the Spectrum Funds.

     The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate Fund and the Long-Term Fund for the six months ended November 30, 2002, totaled $170,000 and $92,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

About the Funds' Directors and Officers
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)
Year Elected*
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.
(3/16/32)
1993
President, Coppin State College; Director, Provident Bank of Maryland
--------------------------------------------------------------------------------

Anthony W. Deering
(1/28/45)
1989
Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.
(1/27/43)
2001
Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm
--------------------------------------------------------------------------------

David K. Fagin
(4/9/38)
2001
Director, Dayton Mining Corp. (6/98 to present), Golden Star Resources Ltd., and Canyon Resources Corp. (5/00 to present); Chairman and President, Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver
(8/22/34)
1989
President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
--------------------------------------------------------------------------------

Hanne M. Merriman
(11/16/41)
2001
Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways Group, Inc.
--------------------------------------------------------------------------------

John G. Schreiber
(10/21/46)
1992
Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Senior Advisor and Partner, Blackstone Real Estate Advisors, L.P.; Director, AMLI Residential Properties Trust, Host Marriott Corp., and The Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos
(8/2/33)
2001
Owner/President, Stonington Capital Corp., a private investment company
--------------------------------------------------------------------------------

Paul M. Wythes
(6/23/33)
2001
Founding Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high-technology companies throughout the United States; Director, Teltone Corp.
--------------------------------------------------------------------------------

Independent Directors

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.
--------------------------------------------------------------------------------

Inside Directors
Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price Portfolios Overseen]
Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies
--------------------------------------------------------------------------------

William T. Reynolds
(5/26/48)
1997
[38]
Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; President, U.S. Treasury Funds; Director, T. Rowe Price Global Asset Management Limited
--------------------------------------------------------------------------------

James S. Riepe
(6/25/43)
1989
[105]
Director and Vice President, T. Rowe Price;
Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc., and T. Rowe Price Global Investment Services Limited; Chairman of the Board, U.S. Treasury Funds
--------------------------------------------------------------------------------

M. David Testa
(4/22/44) 1997
[105]
Chief Investment Officer, Director, and Vice President, T. Rowe Price; Vice Chairman of the Board, Chief Investment Officer, Director, and Vice President,
T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, and T. Rowe Price International, Inc.; Director and Vice President, T. Rowe Price Trust Company
--------------------------------------------------------------------------------

**Each inside director serves until the election of a successor.
--------------------------------------------------------------------------------

Officers
Name (Date of Birth)
Title and Fund(s) Served
--------------------------------------------------------------------------------

Steven G. Brooks, CFA (8/5/54)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Brian E. Burns (10/6/60)
Vice President, U.S. Treasury Funds
Assistant Vice President, T. Rowe PRice
--------------------------------------------------------------------------------

Joseph A. Carrier (12/30/60)
Treasurer, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------
Jerome A. Clark (1/2/61)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Charles B. Hill (9/22/61)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Henry H. Hopkins (12/23/42)
Vice President, U.S. Treasury Funds
Director and Vice President, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.
--------------------------------------------------------------------------------

Alan D. Levenson (7/17/58)
Vice President, U.S. Treasury Funds

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President and Director of Research at Aubrey G. Lanston & Co., Inc.
--------------------------------------------------------------------------------

Patricia B. Lippert (1/12/53)
Secretary, U.S. Treasury Funds
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA (6/9/58)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

James M. McDonald (9/29/49)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Cheryl A. Mickel (1/11/67)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

David S. Middleton (1/18/56)
Controller, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Mary J. Miller (7/19/55)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Joan R. Potee (11/23/47)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Vernon A. Reid Jr. (5/14/54)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

Daniel O. Shackelford (3/11/58)
Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
--------------------------------------------------------------------------------

Edward A. Wiese, CFA (4/12/59)
Executive Vice President, U.S. Treasury Funds
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Director, Chief Investment Officer, and Vice President, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

          In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


     ACCOUNT SERVICES

          Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet.
          Address: www.troweprice.com.

          Automatic Investing. From your bank account or paycheck.

          Automatic Withdrawal. Scheduled, automatic redemptions.

          IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


     BROKERAGE SERVICES *

          Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

          Consolidated Statement. Overview of all of your accounts.

          Shareholder Reports. Manager reviews of their strategies and results.

          T. Rowe Price Report. Quarterly investment newsletter.

          Performance Update. Quarterly review of all T. Rowe Price fund results.

          Insights. Educational reports on investment strategies and markets.

          Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

     T. Rowe Price Retirement Services

          T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

          PLANNING TOOLS AND SERVICES

          T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


          INVESTMENT VEHICLES

          Individual Retirement Accounts (IRAs)
          No-Load Variable Annuities
          Small Business Retirement Plans

          * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.


T. Rowe Price Web Services
--------------------------------------------------------------------------------

     www.troweprice.com

          ACCOUNT INFORMATION

          Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


          FINANCIAL TOOLS AND CALCULATORS

          College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


          INVESTMENT TRACKING AND INFORMATION

          My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.


T. Rowe Price College Planning
--------------------------------------------------------------------------------

     College Planning

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com. T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.


     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price, Investment With Confidence (registered trademark)

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202

28538    C07-051  11/30/02